                                                                EXHIBIT 10(c)

                 AMENDMENT NO. 2 TO WARRANT PURCHASE AGREEMENT


       THIS AMENDMENT NO. 2 TO WARRANT PURCHASE AGREEMENT (herein called this "Amendment"), dated effective as of September 12, 1996 (the "Effective Date"), is made by and among AMERICAN EXPLORATION COMPANY, a Delaware corporation (the "Company"), and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, as Trustee for THE TEXTRON COLLECTIVE INVESTMENT TRUST, a Rhode Island Trust ("Textron"), BALBOA LIFE INSURANCE COMPANY, a California corporation ("BLIC"), BALBOA INSURANCE COMPANY, a California corporation ("BIC"), MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("Mass Mutual"), MASSMUTUAL CORPORATE INVESTORS, a Massachusetts business trust ("MCI"), MASSMUTUAL PARTICIPATION INVESTORS, a Massachusetts business trust ("MPI"), and JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("Hancock") (Textron, BLIC, BIC, Mass Mutual, MCI, MPI and Hancock, collectively referred to as the "Purchasers").


                                   RECITALS:

       WHEREAS, the parties previously entered into a Warrant Purchase Agreement, dated as of December 27, 1991, as amended by Amendment No. 1 to Warrant Purchase Agreement, dated as of December 31, 1992 (the "Warrant Agreement"); and

       WHEREAS, contemporaneously herewith, the Note Purchase Agreements between the Purchasers and the Company are being amended by the Sixth Amendment to Note Purchase Agreement of even effective date herewith (the "Note Purchase Amendments") to amend various terms thereof; and

       WHEREAS, the parties desire to amend the Warrant Agreement and the Warrants to reflect a change in the Exercise Price for the Warrants and a change in the expiration date of the Warrants as a result of the changes to the Note Agreements;

       NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements contained herein, the sufficiency of which is hereby acknowledged, the parties hereto do hereby agree effective as of the Effective Date as follows:

       1. Defined Terms. Any capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Warrant Agreement.

       2. Period of Exercise. Section 2.02 of the Warrant Agreement is hereby amended in its entirety to read as follows:

              "2.02 Period of Exercise. The Warrants are exercisable at any time or from time to time after the Closing Date applicable to such Purchaser, and before and including 5:00 p.m. Central Standard Time on December 30, 2004 or the next business day if such date falls on a weekend or holiday (the "Expiration Date")."

       3. Exercise Price. Section 2.04 of the Warrant Agreement is hereby amended in its entirety to read as follows:

              "2.04 Exercise Price. The Exercise Price per share shall be $15.53 for each share of Common Stock covered by the Warrants, subject to adjustment pursuant to Article VI only for events giving rise to adjustment occurring after the Effective Date, as defined in Amendment No. 2 to Warrant Purchase Agreement."

       4. Call of Warrants. The first sentence of Section 10.01 of the Warrant Agreement is hereby amended to read as follows:

              "10.01 Right of Company to Call Warrants. The Company shall have the right to redeem for cash any or all of the then outstanding Warrants on or after December 30, 1996, in whole or in part, at $10.35 per share of Common Stock covered by the Warrants, subject to like adjustment to the Exercise Price and number of shares as contemplated by
       Article VI only for events giving rise to adjustment occurring after the Effective Date, as defined in Amendment No. 2 to Warrant Purchase Agreement, if the Closing Price of the Common Stock has been at least 200% of the then effective Exercise Price at least 20 of 30 successive Trading Days in a period ending not more than 15 days prior to the Call Date, as defined below."

       5.     Representations and Warranties.

              (a) The Company hereby affirms that those representations and warranties contained in Section 3.1(a) of the Warrant Agreement and in Section 2 of the Note Purchase Amendments, as modified herein and as modified by the Note Purchase Amendments, are true and correct as of the Effective Date as if made on such date.

              (b) The Company further represents and warrants as of the date of this Amendment that:

                     (i) The Company is in full compliance with each of the covenants contained in the Warrant Agreement, other than the covenants amended by this Amendment;

                     (ii) The execution and delivery of this Amendment (A) is within the corporate powers of the Company, (B) is legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any Property of the Company under the provisions of, any charter instrument, bylaw, or any order of any court, governmental authority or arbitration board or tribunal, or other agreement, contract or instrument to which the Company is a party or by which it may be bound, except for the Multibank Agreement, with respect to which such consents, approvals, releases or amendments thereof as are necessary and/or appropriate to permit the execution, delivery and performance of this Amendment have been obtained by the Company, and
                            (C) has been duly authorized by all necessary corporate action on the part of the Company (no action by the stockholders of the Company being required by law, by the Amended and Restated Certificate of Incorporation or Bylaws of the Company or otherwise).

                     (iii) This Amendment has been duly and validly executed and delivered by the Company (and the officers of the Company are authorized to do so); and

                     (iv) This Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company, enforceable in accordance with its terms, and except as enforcement of such terms may be limited by Bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                     (v) The authorized capital stock of the Company consists of 100,000 shares of Preferred Stock, par value $.05 per share, 89,000 of which are outstanding as of August 15, 1996, and 50,000,000 shares of Common Stock, of which 11,807,741 shares were issued and outstanding as of August 15, 1996. In addition, in each case as of August 15, 1996, 1,400,000 shares of Common Stock had been reserved for issuance under the Company's stock compensation plans and 1,777,777 shares of Common Stock had been reserved for the conversion of $450 Cumulative Convertible Preferred Stock Series C. In addition, as of the Effective Date at least 1,205,653 shares of Common Stock had been reserved for issuance upon exercise of the Warrants. Further, after giving effect to the transaction set forth in this Amendment, 324,529 shares of Common Stock will be issuable upon the exercise of the Stock Purchase Warrant, dated September 3, 1992 (the "Prudential Warrant"), issued by the Company to The Prudential Insurance Company of America, subject to further adjustments as provided in the Prudential Warrant and a sufficient number of shares of Common Stock have been reserved for such exercise. All of the shares of Capital Stock of the Company outstanding on August 15, 1996 were validly issued, fully paid and nonassessable.

                     (vi) The Exercise Price per share for each share of Common Stock covered by the Warrants immediately prior to the Effective Date of this Amendment was $21.648 per share and all adjustments required to be made prior to such date pursuant to Article VI of the Warrant Agreement were correctly and timely made and notice thereof given to the Purchasers.

       6. Consents. All consents of any person necessary to the consummation of the transactions contemplated by this Amendment and the Note Purchase Amendments shall have been received and shall be in full force and effect.

       7. Antidilution Provisions. Any adjustments of the Exercise Price occurring prior to the Effective Date pursuant to the antidilution provisions of Article VI of the Warrant Agreement are reflected in, and superseded by the amendment herein, to the Exercise Price and the numbers of Warrant Shares set forth below the signature lines hereinbelow and the provisions of Article VI of the Warrant Agreement shall have application with respect to events occurring after the Effective Date.

       8. Effectiveness. The effectiveness of this Amendment and the Note Purchase Amendments is conditioned on receipt of the opinion of counsel referenced in Section IX of the Note Purchase Amendments.

       9. Warrant Shares. As of the Effective Date, the number of Warrants purchased and the number of Warrant Shares purchasable by each Purchaser pursuant to the Warrant Agreement shall be deemed to equal the number of Warrant Shares set forth below the signature line for each such Purchaser hereunder, and the Warrant Agreement and the Warrant Certificates shall be deemed amended as of the Effective Date to reflect such amended number of Warrants, and Warrant Shares purchasable pursuant thereto, and the Exercise Price of $15.53. Each Purchaser agrees to promptly surrender after the Effective Date each Warrant Certificate held by it for a new Warrant Certificate in conformance with the terms of this Amendment.

       The Warrant Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

       This Amendment may be executed in several counterparts, each of which shall be an original and all of which together shall constitute but one and the same agreement.

       IN WITNESS WHEREOF, the undersigned has executed this Amendment the ___ day of ___________, 1996, but effective as of the Effective Date.


                                           COMPANY:


                                           AMERICAN EXPLORATION COMPANY

                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Amendment the ___ day of _________, 1996, but effective as of the Effective Date.



                                     PURCHASERS:


                                     RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, as Trustee for THE TEXTRON COLLECTIVE INVESTMENT TRUST



                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                     Warrants Covering 499,484 Warrant Shares

       IN WITNESS WHEREOF, the undersigned have executed this Amendment the ___ day of ___________, 1996, but effective as of the Effective Date.



                                     PURCHASERS:


                                     TEXTRON INVESTMENT MANAGEMENT COMPANY INC., as Agent for BALBOA LIFE INSURANCE COMPANY


                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                     Warrants Covering 8,612 Warrant Shares


                                     TEXTRON INVESTMENT MANAGEMENT COMPANY INC., as Agent for BALBOA INSURANCE COMPANY


                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                     Warrants Covering 8,612 Warrant Shares

       IN WITNESS WHEREOF, the undersigned have executed this Amendment the ___ day of ____________, 1996, but effective as of the Effective Date.



                                     PURCHASERS:


                                     MASSMUTUAL PARTICIPATION INVESTORS



                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                     Warrants Covering 51,671 Warrant Shares


                                     MASSMUTUAL MUTUAL LIFE INSURANCE COMPANY



                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                     Warrants Covering 189,460 Warrant Shares


                                     MASSMUTUAL CORPORATE INVESTORS



                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                     Warrants Covering 103,342 Warrant Shares

       IN WITNESS WHEREOF, the undersigned has executed this Amendment the ___ day of __________, 1996, but effective as of the Effective Date.



                                     PURCHASER:


                                     JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------


                                     Warrants Covering 344,472 Warrant Shares